EXHIBIT 10.12
                              SETTLEMENT AGREEMENT


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                        SETTLEMENT AGREEMENT AND RELEASE

         THIS SETTLEMENT AGREEMENT AND RELEASE (the "Agreement") is entered into as of this ___ day of February, 1997 by and among the parties to a lawsuit filed in the United States District Court for the District of Nebraska known as CURTIS
A. AND VICKI P. BROMM, ET AL. V. PREMIER CAPITAL INVESTMENT CORPORATION, ET AL., Case No. 4:95CV3327 (the "Lawsuit"). The parties to the Lawsuit and the parties to this Agreement consist of the Plaintiffs as identified in Recital A below and the Defendants as identified in Recital B below.

                                 R E C I T A L S

         A. Each of the Plaintiffs in the Lawsuit desire to compromise and settle their claims against the Defendants and are entering into this Agreement for such purpose. The Plaintiffs, who are all parties to this Agreement, are:

         Curtis A. and Vicki P. Bromm, Individually and as custodians for Jolin, Jina, Jenefer and Jaron Bromm, UGMA;

         James P. and Linda Kay Bryant, Individually;

         Harold and Merriam Cooperman, Individually;

         Roger W. Evans, Individually and as a beneficiary;

         Richard W. Everett, Individually;

         Albert J. and Bessie B. Fritzler, Individually;

         Beverly A. Fritzler, Individually;

         Douglas E. Fritzler, Individually;

         Douglas E. and Karen E. Fritzler, Individually;

         Leon E. Fritzler, Individually;

         William E. Fritzler, c/o Albert J. Fritzler, Individually;

         Dale C. Hanson, Individually and as a beneficiary;

         Greg A. and Karen M. Latham, Individually;

         Merton B. and Sally Oden, Individually and as a beneficiary;

         Lexie T. and Beverly J. Ramsey, Individually;

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         Lyle L. Shaw, Individually and as a beneficiary;

         Thomas H. and Aleta M. Stephens, Individually;

         William G. Vaske, Individually and as a beneficiary;

         Jerald H. Volin, Individually and as a beneficiary;

         Jerald H. and Laura R. Volin, Individually;

         Jerald H. and Ronald A. Volin, Individually;

         Jerald H. and Steven J. Volin, Individually;

         Jerald H. and Marilyn R. Volin, Individually;

         F. Pace Woods III, Individually; and

         James L. and Beverly J. Ziegenbein, Individually.

         B. Each of the Defendants to the Lawsuit desire to compromise and settle the claims of the Plaintiffs and enter into this Agreement for such purpose. The entry by the Defendants into this Agreement is without any admission of liability. The Defendants who are all parties to this Agreement are:

         Premier Capital Investment Corporation, a Colorado corporation;

         Capital Reserve Corporation, a Colorado corporation;

         Ralph W. Newton, Jr.;

         Linda M. Opfer;

         Henry W. Hall; and

         Philip A. Bates.

         NOW, THEREFORE, in consideration of the agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

      CAPITAL RESERVE CORPORATION, RALPH W. NEWTON, JR. AND LINDA M. OPFER

         1. Defendants Capital Reserve Corporation ("CRC"), Ralph W. Newton, Jr.

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("Newton") and Linda M. Opfer  ("Opfer") shall pay and deliver to Harding Shultz

& Downs,  on behalf of the  Plaintiffs,  as a group,  a  certified  check in the amount of One Hundred Thousand Dollars ($100,000). The $100,000 payment referred to in this P. 1 may be paid by any one or all of CRC,  Newton and Opfer and this

Agreement  shall not fail for lack of  consideration  in the event of any one of

CRC, Newton and Opfer makes the entire $100,000 payment. The payment referred to in this P. 1 shall be paid by CRC,  Newton  and/or Opfer within ten (10) days of their receipt of a fully executed copy of this Agreement.

          2.  CRC  shall  pay  to  Harding  Shultz  &  Downs  on  behalf  of the

Plaintiffs, as a group, the sum of Eighty Thousand Dollars ($80,000) which shall be payable at the rate of Five Thousand  Dollars  ($5,000) per month,  the first payment to be due the first day of the month  which is ten (10) days after CRC's receipt of a fully executed copy of this Agreement (the "Installment Payments").

Each $5,000 Installment Payment shall be due and payable on the first day of the month and shall be paid to Plaintiffs' counsel,  Harding Shultz & Downs at their offices located at 800 Lincoln Square, 121 South 13th Street, Lincoln,  Nebraska

68501.  No interest shall accrue or be payable on the  obligations  contained in this P. 2.

          3. CRC shall  execute and deliver to Harding  Shultz & Downs on behalf of the Plaintiffs a Consent to Entry of Judgment  (attached hereto as Exhibit A,

which is hereby  incorporated  into this  Agreement) in favor of the  Plaintiffs permitting entry of a Consent Judgment against CRC upon the terms and conditions set forth  herein.  Such Consent to Entry of Judgment  shall serve as a security for the payments described in P. 2 above. The Consent to Entry of Judgment shall be held by  Harding  Shultz & Downs,  counsel  for the  Plaintiffs  and shall be entered only in the event CRC fails to make, on a timely basis,  any Installment

Payment provided for in P. 2 of this Agreement. An Installment Payment shall be


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considered untimely in the event it is not received by Harding Shultz & Downs by the tenth day of the month in which such  Installment  Payment  is due.  In such event,  and  prior to any  filing  of the  Consent  to Entry  of  Judgment,  the

Plaintiffs shall give ten (10) days written notice ("Notice") to CRC. The Notice shall specify the Installment  Payment which is untimely and the amount which is due.  CRC shall  have ten (10) days from the date of the Notice in which to cure the failure to make a timely  payment,  and in the event CRC does  timely  cure,

Plaintiffs  shall not file the Consent to Entry of  Judgment.  The amount of the

Consent to Entry of  Judgment  at any given time shall be the full amount of the remaining  unpaid  Installment  Payments of P. 2. In the event of the failure of

CRC to timely make an  Installment  Payment and the failure of CRC to thereafter cure an untimely  payment,  Plaintiffs may file the Consent to Entry of Judgment in the United States  District  Court for the District of Nebraska,  which shall have  jurisdiction  to enter a  Consent  Judgment  according  to the  terms  and conditions  of the Consent to Entry of Judgment  against CRC. CRC hereby  waives any objection to entry of a Consent Judgment  provided,  however,  that prior to entry of a the Consent Judgment,  fifteen (15) days written notice of the filing of the Consent to Entry of Judgment  be  provided  to CRC.  Upon  payment of the

$80,000 in Installment Payments, Harding Shultz & Downs shall return the Consent to Entry of Judgment to counsel for CRC, Dill Dill Carr  Stonbraker & Hutchings,

P.C. CRC shall have the right to accelerate any Installment Payment.

                                   HENRY HALL

          4. Within ten (10) days after receipt of a fully executed copy of this

Agreement,  Henry Hall ("Hall") shall pay and deliver to Harding Shultz & Downs,

on behalf of the Plaintiffs, as a group, the sum of $10,150 as follows:

                  a.       A certified check in the amount of $10,000; and

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                  b. A  certificate(s)  representing  55,425  shares  of Class B

                  Common  Stock  (the  "Class B Stock") of CRC  together  with a

                  Stock Power, duly endorsed in blank sufficient so as to permit

                  the   transfer  of  such  shares  of  Class  B  Stock  to  the

                  Plaintiffs.

          5. Hall makes no representations and warranties regarding the value of the Class B Stock,  the ability of the Class B Stock to be  converted to Class A

Common Stock (the "Class A Stock") of CRC or any other matter  concerning CRC or the Class B Stock. Hall makes the following  disclosures (which are not intended to be nor are they complete) regarding the Class B Stock:

                  a. The terms, conditions,  rights, preferences and obligations of  the  Class  B  Stock  are  governed  by  the  Articles  of

                  Incorporation,   as  amended,   of  CRC.   Such   Articles  of

                  Incorporation,  as amended,  restrict  the  conversion  of the

                  Class B Stock  into  Class A Stock;  b.  Hall has  granted  an irrevocable proxy coupled with an interest to Ralph W. Newton,

                  Jr.  over  29,175  shares of the Class B Stock to vote any and all such shares of such Class B Stock  standing in his name at any and all meetings of the  Shareholders or any  adjournments

                  thereof.   Such   irrevocable   proxy  may  follow  the  stock

                  certificate(s) upon transfer.

                                  PHILIP BATES

         6. Philip  Bates  ("Bates")  shall pay and deliver to Harding  Shultz &

Downs, on behalf of the Plaintiffs as a group, the sum of $10,050 as follows: a.

Bates shall execute and deliver a Promissory  Note in the amount of Ten Thousand

Dollars  ($10,000) with 0% interest payable over sixteen (16) months at the rate of Six Hundred Twenty Five Dollars ($625) per month, the


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                  first  payment  to be due and  payable on the first day of the month which occurs ten (10) days after Bates  receives a fully executed copy of this Agreement.  The Promissory Note shall be secured by a Deed of Trust  upon  Bates'  principal  residence located at 3254 Pepperwood Lane, Fort Collins, Colorado 80525.

                  Bates  discloses to the Plaintiffs  that such Deed of Trust is not a first Deed of Trust on the property.  b. Within ten (10)

                  days after receipt of a fully executed copy of this Agreement,

                  Bates shall deliver to Harding,  Shultz & Downs,  on behalf of the  Plaintiffs,  18,700  shares  of  Class  B  Stock  of CRC,

                  together with a Stock Power, duly endorsed in blank sufficient so as to permit the  transfer  of such shares of Class B Stock

                  to  the  Plaintiffs.   Bates  makes  no  representations   and

                  warranties  regarding  the  value of the  Class B  Stock,  the ability of such Class B Stock to be converted to Class A Stock or any other matter concerning CRC or the Class B Stock. Bates makes the following  disclosures (which are not intended to be nor are they complete) regarding the Class B Stock:

                           (i) The terms,  conditions,  rights,  preferences and

                           obligations  of the Class B Stock are governed by the

                           Articles of Incorporation,  as amended,  of CRC. Such

                           Articles of Incorporation,  as amended,  restrict the

                           conversion  of the Class B Stock  into Class A Stock;

                           (ii) Bates has granted an  irrevocable  proxy coupled

                           with an interest to Ralph W. Newton,  Jr. over 18,700

                           shares of the  Class B Stock to vote all such  shares

                           at  any  and  all  meetings  of  Shareholders  or any

                           adjournments  thereof.  Such  irrevocable  proxy  may

                           follow the stock certificate(s) upon transfer.


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                                 THE PLAINTIFFS

         7. The payments and Class B Stock being delivered to Harding, Shultz &

Downs on behalf of the Plaintiffs,  are being paid and delivered for the benefit of the Plaintiffs as a group.  The Plaintiffs  shall determine among  themselves how such  payments  and Class B Stock are to be divided  among them.  Plaintiffs shall have no claim on any of the Defendants for any asserted  improper division among the  Plaintiffs of the payments and Class B Stock being paid and delivered pursuant to P. 1 through P. 6 above.

          8. Plaintiffs represent and warrant that they are represented by legal counsel,  Harding  Shultz & Downs.  Plaintiffs  represent  and  warrant  that in entering into this Agreement, they have not relied upon any information,  either written  or  oral,  except  what is  expressly  set  forth  in  this  Agreement.

Plaintiffs  represent  and warrant  that they have had the  opportunity  to seek legal advice  regarding  entry into this Agreement from Harding,  Shultz & Downs and have, in fact,  consulted with Harding,  Shultz & Downs regarding entry into this Agreement and are, in fact, entering into this Agreement after consultation with Harding, Shultz & Downs and of their own free will.

          9. Each Plaintiff  identified in Recital A above,  hereby releases and forever  discharges each of the Defendants  identified in Recital B above,  from any all claims,  causes of actions and demands which each such  Plaintiff has or may  hereafter  have  relating  to or arising out of any of the facts or matters alleged in the Second Amended  Complaint  filed in this Lawsuit,  except claims,

causes of  actions  and  demands  related to the  Consent  to Entry of  Judgment referred  to in P. 3 and rights  which the  Plaintiffs  receive  pursuant to the

Promissory  Note and the Deed of Trust  referred  to in P. 6 granted in favor of the Plaintiffs by Bates.


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                            STIPULATION FOR DISMISSAL

         10. Each of the parties to this Agreement  (except Defendant Bates, who shall execute the  Stipulation  For Dismissal  With Prejudice on his own behalf)

hereby  authorizes  their  respective legal counsel to execute a Stipulation For

Dismissal  With  Prejudice in the form  attached to this  Agreement as Exhibit B

(which Exhibit B is hereby  incorporated  into this  Agreement) and to cause the filing  thereof  with the  United  States  District  Court for the  District  of

Nebraska.  Upon  execution by all counsel,  the  Stipulation  For  Dismissal For

Prejudice shall be delivered to Dill Dill Carr Stonbraker & Hutchings, P.C. who,

upon delivery to Harding Shultz & Downs of the payments  referred to in P. P. 1,

4 and 6a,  the  delivery  to Harding  Shultz & Downs of the  Consent to Entry of

Judgment referred to P. 3, the delivery to Harding Shultz & Downs of the Class B

Stock  referred to in P. P. 4b and 6b and the delivery to Harding Shultz & Downs of the Promissory  Note and the Deed of Trust referred to in P. 6a, may file the

Stipulation  For Dismissal With Prejudice with the United States  District Court for the District of Nebraska.

                                  MISCELLANEOUS

         11.  Except as required to comply  with Court  process or is  otherwise required by law, no party shall disclose any information about this Agreement or any of the terms or provisions hereof, or any of the statements, negotiations or proceedings  connected  herewith  except  (i) to their  attorneys,  accountants,

auditors and regulatory agencies;  and (ii) to a Court of competent jurisdiction for purposes of enforcing the terms of this Agreement.

         12.  All  notices  and  other  communications  to be given  under  this

Agreement  to  any  party  shall  be in  writing  and  sent  by  letter  or  fax transmission and shall be deemed to be duly given or made when delivered (in the case of personal  delivery),  when dispatched,  in the case of fax transmission,

provided that the sender has received a receipt indicating


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proper   transmission   and  provided  that  a  hard  copy  of  such  notice  or

communication is forthwith sent by prepaid, registered, return receipt requested mail, or ten (10) days after being deposited in the United States mail,  postage prepaid,  return receipt  requested,  to such party at its address or fax number specified  below  or such  other  address  or fax  number  as  such a party  may hereinafter  specify  for such  purpose  to the  others by notice in  writing as follows:

         In the case of notice to any or all of the Plaintiffs:

                  Harding, Shultz & Downs
                  800 Lincoln Square
                  121 South 13th Street
                  P.O. Box 82028
                  Lincoln, Nebraska 68501
                  Attention: Tim Engler, Esq.
                  Fax No. (402) 434-3030

         In the case of notice to Capital Reserve Corporation, Ralph W. Newton, Jr. and/or Linda M. Opfer:

                  Capital Reserve Corporation
                  7860 East Berry Place, Ste. 215
                  Englewood, Colorado 80111
                  Fax No. (303) 220-5635

         With a copy to:

                  Dill Dill Carr Stonbraker & Hutchings, P.C.
                  455 Sherman Street, Ste. 300
                  Denver, Colorado  80203
                  Attention:  John A. Hutchings, Esq.
                  Fax No. (303) 777-3823

         In the case of notice to Henry W. Hall:

                  Henry W. Hall
                  1265 South Park Drive
                  Monument, Colorado  80132
                  Fax No. (719) 574-5888



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         With a copy to:

                  C. Garald Sims, Esq.
                  Sims & Boster
                  1775 Sherman St., Ste. 2015
                  Denver, CO  80203
                  Fax No. (303) 830-0926

         In the case of Notice to Philip Bates:

                  Philip Bates
                  3254 Pepperwood Lane
                  Fort Collins, CO  80525
                  Fax No. (970) 206-9880

         13. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together constitute one and the same Agreement.

         14. This Agreement represents the entire agreement among the parties and may only be varied or amended by written document signed by each of the parties hereto.

         THIS AGREEMENT is entered into as of the day and year written above.


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                           PLAINTIFF'S SIGNATURE PAGE
                                  CERTIFICATION


         The undersigned hereby certifies that he/she has received, read and understood the Settlement Agreement and Release, has had the opportunity to and has, in fact, discussed the Settlement Agreement and Release with his/her counsel, Harding Shultz & Downs, that the representations and warranties contained in P. 9 of the Settlement Agreement and Release are true, correct and accurate, that the undersigned is aware that the Settlement Agreement and Release contains a release in favor of the Defendants from the undersigned and that the undersigned is entering into this Settlement Agreement and Release of his/her own free will after consultation with legal counsel.



                               /s/Curtis A. Bromm
                                     Curtis A. Bromm, Individually
                                     and as Custodian for Jolin,
                                     Jina, Jenefer and Jaron Bromm, UGMA


                                /s/Vicki P. Bromm
                                     Vicki P. Bromm, Individually
                                     and as Custodian for Jolin,
                                     Jina, Jenefer and Jaron Bromm, UGMA



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                           DEFENDANT'S SIGNATURE PAGE
                                  CERTIFICATION

         The  undersigned  hereby  certifies  that he/she is entering  into this

Agreement  upon his/her own free will intending to be bound by the provisions of the Settlement Agreement and Release.

                              CAPITAL RESERVE CORPORATION

                              By:/s/Ralph W. Newton

                              Its:President



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                      Schedule of Plaintiffs and Defendants
                    Who Have Signed the Settlement Agreement

PLAINTIFFS
Curtis A. Bromm, Individually and as Custodian for Jolin, Jina, Jenefer and Jaron Bromm, UGMA
Vicki P. Bromm, Individually and as Custodian for Jolin, Jina, Jenefer and Jaron Bromm, UGMA
James F. Bryant, Individually
Linda Kay Bryant, Individually
Harold Cooperman, Individually
Merriam Cooperman, Individually
Roger W. Evans, Individually and as a beneficiary
Richard W. Everett, Individually
Albert J. Fritzler, Individually
Bessie B. Fritzler, Individually
Douglas E. Fritzler, Individually
Karen E. Fritzler, Individually
Leon E. Fritzler, Individually
William E. Fritzler, Individually
Dale C. Hanson, Individually and as a beneficiary
Greg A. Latham, Individually
Karen M. Latham, Individually
Merton B. Oden, Individually and as a beneficiary
Sally Oden, Individually and as a beneficiary
Lexie T. Ramsey, Individually
Beverly J. Ramsey, Individually
Lyle L. Shaw, Individually and as a beneficiary
Thomas H. Stephens, Individually
Aleta M. Stephens, Individually
William G. Vaske, Individually and as a beneficiary
Jerold H. Volin, Individually and as a beneficiary
Laura R. Volin, Individually
Ronald A. Volin, Individually
Steven J. Volin, Individually
Marilyn R. Volin, Individually
F. Pace Woods II, Individually
James E. Ziegenbein, Individually
Beverly J. Ziegenbien, Individually

DEFENDANTS
Premier Capital Investment Corporation
Philip A. Bates
Ralph W. Newton, Jr.
Linda M. Opfer
Capital Reserve Corporation
Henry W. Hall

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                                   EXHIBIT 27
                             FINANCIAL DATA SCHEDULE

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